                                                            Exhibit 10.2

                                                            Dan R. Carmichael


                         OHIO CASUALTY CORPORATION
                            2005 INCENTIVE PLAN
                 EMPLOYEE RESTRICTED STOCK AWARD AGREEMENT
                           FOR DAN R. CARMICHAEL

This Award Agreement describes the type of Award that you have been granted under the Ohio Casualty Corporation 2005 Incentive Plan ("Plan") and the terms and conditions that must be met before you may realize the value associated with your Award. To fully understand these terms and conditions, you should:

    - Read this Award Agreement carefully along with the Plan and the Plan's prospectus.

    - Contact Debra Crane at 513-603-2213 if you have any questions about your Award.

Also, you must sign both copies of this Award Agreement as the "Grantee", keeping one (1) copy for your file and returning one (1) copy to Shareholder Relations in the enclosed self addressed envelope no later than December 15, 2005. After Ohio Casualty receives your signed Award Agreement, you will receive an acknowledgement of receipt of the same.

Section 409A of the Internal Revenue Code ("Section 409A") imposes substantial penalties on persons who receive some forms of deferred compensation (see the Plan's prospectus for more information about these penalties). Your Award has been designed to avoid these penalties. However, because the Internal Revenue Service has not yet issued final rules fully defining the effect of Section 409A, it is possible that your Award and the Award Agreement must be revised after the IRS issues these final rules. As a condition of accepting this Award, you must agree to accept those revisions, without any further consideration, even if those revisions change the terms of your Award and reduce its value or potential value.

Thank you for your commitment to the Company.

                   DESCRIPTION OF YOUR RESTRICTED STOCK
                   ------------------------------------

Your Award Consists of Restricted Stock

     As provided in your employment agreement dated December 1, 2005 ("Employment Agreement"), you have been awarded Restricted Stock under the Plan. Restricted Stock are shares of Company common stock that you will receive if the restrictions and conditions described below are met.


Grant Date

     Your Restricted Stock was issued on December 1, 2005. This is the date your shares of Restricted Stock were granted.


Award

     You have been granted 75,000 shares of Restricted Stock. If all the restrictions and conditions described below are met, these shares of Restricted Stock will be distributed to you.


Restriction Period

     The restriction period for your shares will expire on December 1, 2010, five years after the Grant Date. This is the date on which you normally will be entitled to receive the shares of Restricted Stock as long as all of the additional restrictions and conditions described below are met.


Additional Restrictions

This Award is made in the expectation that you will prepare for the Board's approval the Transition Plan defined in your Employment Agreement Section 2.01[2], no later than December 1, 2008 and will fully cooperate in the implementation of that Transition Plan during the remainder of the term of your Employment Agreement.

You must be an employee of Ohio Casualty at the end of the Restriction Period (i.e., December 1, 2010), subject to the terms and conditions described in the "General Terms and Conditions" section of this Award Agreement.

There also are some special situations in which all restrictions will be removed from your Restricted Stock and the stock will be distributed to you. These are described later in this Award Agreement.

           YOUR RIGHTS BEFORE THE END OF THE RESTRICTION PERIOD
           ----------------------------------------------------

Until the restrictions and conditions described above are met, the Restricted Stock certificates will be held by the Company. You will be entitled to any dividends declared on your Restricted Stock during the Restriction Period. You may also vote your Restricted Shares before all the terms and conditions described above are met. This is the case whether or not your shares of Restricted Stock are distributed to you before the Restriction Period ends.

                  TAX TREATMENT OF YOUR RESTRICTED STOCK
                  --------------------------------------

The federal tax rules that affect your Restricted Stock are described in the Plan's prospectus which you should read carefully.

You also should consult with a tax or financial advisor to fully understand the tax ramifications of your Award.


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



                       GENERAL TERMS AND CONDITIONS
                       ----------------------------

1.00 Conduct Leading to Forfeiture of Unmatured Restricted Stock Awards:
     You will forfeit any Restricted Stock granted if, at any time before the Restriction Period ends, you:

     - Agree to or actually serve in any capacity for a business or entity that competes with the Company or any Subsidiary (as defined in the Plan) or provides services to an entity that competes with the Company or any Subsidiary;

     - Refuse or fail to consult with, supply information to, or otherwise cooperate with the Company after having been requested to do so;

     - Deliberately engage in any action that the Company decides has caused or is likely to cause substantial harm to its interests or the interests of any Subsidiary; or

     - Are involuntarily terminated for "cause" as defined in your Employment Agreement.

2.00 Effect of Terminating Employment: Subject to the Section 1.00, the effect of a termination of employment is illustrated in the following table:


If your employment terminates because of . . .       Your restricted stock
                                                     will be . .

-----------------------------------------------------------------------------
You die                                              Fully vested

-----------------------------------------------------------------------------

You become disabled (as defined in the Plan)         Fully vested

-----------------------------------------------------------------------------

You terminate voluntarily for "good reason"          Fully vested
(as defined in your employment agreement
dated December 1, 2005)

-----------------------------------------------------------------------------

You terminate voluntarily for reasons other          Forfeited
than "good reason" (as defined in your
employment agreement dated December 1, 2005)
or that agreement expires without renewal

-----------------------------------------------------------------------------

You are involuntarily terminated by the Company      Forfeited
for "cause" (as defined in your employment
agreement dated December 1, 2005)

-----------------------------------------------------------------------------

You are involuntarily terminated by the Company      Fully vested
for reasons other than "cause" (as defined in
your employment agreement dated December 1, 2005)

-----------------------------------------------------------------------------


3.00 Buy Out of Awards by Company: The Company may decide at any time to buy out your Restricted Stock Award. This may happen without your consent and at any time. If the Company decides to buy out your Restricted Stock Award, it will pay you the fair market value of the Award. No payment will be made with respect to any Award that is not vested when cancelled under this section.

4.00 Acceleration of Vesting: All Awards will be fully vested if there is a Business Combination (as defined in the Plan) or a "change in control" as defined in your Employment Agreement or if the Company, in its sole discretion, concludes that you have successfully implemented the "Transition Plan" defined in your employment

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

     agreement dated December 1, 2005. If either happens, all restrictions placed on your Restricted Stock Award will lapse as of the date of the Business Combination or as of the date the Company concludes that the Transition Plan has been successfully implemented.

5.00 Beneficiary Designation: You may name a Beneficiary or Beneficiaries to receive or to exercise any vested Award that is unpaid or unexercised when you die. This may be done only on the attached Beneficiary Designation Form and by the following the rules described in that form. This form need not be completed now and is not required as a condition of receiving your Award. If you die without completing a Beneficiary Designation Form or if you do not complete that form correctly, your Beneficiary will be your surviving spouse, or if you do not have a surviving spouse, your estate.

6.00 Transferring your Restricted Stock: Restricted Stock may not be sold, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Restriction Period. All shares of Restricted Stock will be held by the Company during the Restriction Period. However, you may complete a Beneficiary Designation Form to name the person who may receive your shares of Restricted Stock if you die before the Restriction Period is over (see section titled "Beneficiary
     Designation" above).   The Company may allow you to transfer your
     award to certain Permissible Transferees (as defined in the Plan). Contact Shareholder Relations at (513) 603-2175 if you are interested in doing this.

7.00 Restrictions on Transfers of Stock: The Company may impose restrictions on any shares of Company stock you acquire from the Company, including restrictions related to applicable securities laws and the rules of any national securities exchange or system on which Company stock is listed or traded.

8.00 Section 16 of the Act:   You are responsible for ensuring that all
     requirements of Section 16 are met, including the holding of securities purchased under this Award Agreement for a minimum of six months before disposition.

9.00 Tax Withholding: We are required to withhold federal, state and local income, employment and wage taxes on the value of your Restricted Stock as, when and if restrictions lapse. We will withhold this amount from other amounts due to you or, if there are no other amounts due to you, by withholding a number of shares of Restricted Stock with a value equal to the taxes that must be withheld.

10.00 Governing Law: This Award Agreement will be construed in accordance with and governed by the laws (other than laws governing conflicts of laws) of the United States and of the State of Ohio.

11.00 Other Agreements: Your Award will also be subject to the terms of any other agreements between you and the Company in effect on the Grant Date, including your Employment Agreement and your separate change in control agreement dated December 1, 2005.

12.00 Adjustments to Awards: Your Award will be adjusted, if appropriate, to reflect any change to the Company's capital structure (e.g., a stock split).

13.00 Other Rules: Your Restricted Stock Award is also subject to more rules described in the Plan and in the Plan's prospectus. You should read both of these documents carefully to ensure you fully understand all the terms and conditions of this Award.

14.00 Conflict: In the event of conflict between the terms of this Award Agreement and the Plan, the terms of the Plan govern.


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                 #  #  #  #  #  #  #  #  #  #  #  #  #  #

Please sign this Award Agreement and return it to Shareholder Relations no
later than December 15, 2005.    By signing this Award Agreement you
acknowledge that this Award is granted under and is subject to the terms and conditions described above and in the Ohio Casualty Corporation 2005 Incentive Plan.


GRANTEE                             OHIO CASUALTY CORPORATION


----------------------------        ----------------------------------------
Dan R. Carmichael                   Stanley N. Pontius, Lead Director




 THIS FORM OF AWARD AGREEMENT IS PART OF A PROSPECTUS COVERING SECURITIES
                REGISTERED UNDER THE SECURITIES ACT OF 1933



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



                     RESTRICTED STOCK AWARD AGREEMENT

             GRANTED TO DAN R. CARMICHAEL ON DECEMBER 1, 2005

                        ACKNOWLEDGEMENT OF RECEIPT



A signed copy of this Award Agreement was received on                       .
                                                      ----------------------


By:
    -------------------------------------------------------
    Shareholder Relations Department Representative


Date:
      -----------------------------------------------------

Note: Send a copy of this completed form to the participant and keep a copy as part of the Plan's permanent records.







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